                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 10, 1996



                                 OMNICARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                    1-8269                     31-1001351
           ----------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)



         2800 Chemed Center, 255 E. Fifth Street, Cincinnati, Ohio 45202
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (513) 762-6666
       ------------------------------------------------------------------

Item 5.  Other Events
         ------------

         Registrant's press release dated September 10, 1996 is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits
        ---------------------------------------------------------
         (c)      Exhibits:

                  Exhibit 99 - Press Release of Registrant dated
                  September 10, 1996

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                     Omnicare, Inc.
                                                -----------------------
                                                        (Registrant)




Date:  September 11, 1996                       By: /s/Joel F. Gemunder
     -----------------------                       --------------------
                                                    Joel F. Gemunder
                                                    President
                                                    (Principal Executive
                                                     Officer)

                                  EXHIBIT INDEX
                                  -------------





Exhibit                                                                Exhibit
Sequence                                                             Page Number
- --------                                                             -----------


  99.  Press release of Registrant                                    E-2 - E-3
       dated September 10, 1996.




                                       E-1